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                                                                    Exhibit 99.3

[HUNTINGTON LOGO]

                        FOURTH QUARTER CREDIT ACTIONS
                               JANUARY 7, 2003


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                                                               [HUNTINGTON LOGO]

MEETING PARTICIPANTS

TOM HOAGLIN
-     CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

MIKE MCMENNAMIN
-     VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER

JAY GOULD

-     SR. VICE PRESIDENT - INVESTOR RELATIONS



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                                                               [HUNTINGTON LOGO]

4Q 2002 CREDIT ACTIONS

ACTIONS

- SOLD $47 MILLION OF NONPERFORMING ASSETS WITH $21 MILLION OF INCREMENTAL CHARGE-OFFS

- CHARGED-OFF $30 MILLION HEALTH CARE FINANCE CREDIT CLASSIFIED NONPERFORMING IN NOVEMBER

RATIONALE

-     EARLY RESOLUTION TO LONG TERM WORKOUT NPAS

-     ECONOMICALLY ATTRACTIVE TRANSACTION

RESULTS

-     NO NET EARNINGS IMPACT TO 2002 FOURTH QUARTER RESULTS

-     NONPERFORMING ASSET COVERAGE INCREASES FROM 191% AT 9/30/02 TO 269%

-     LOAN LOSS RESERVE RATIO DECREASES FROM 2.00% AT 9/30/02 TO 1.76%


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                                                               [HUNTINGTON LOGO]
4Q 2002 CREDIT ACTIONS - IMPACT

                                                         4Q02
                                           ---------------------------------------
                                           BEFORE        AFTER           CHANGE
($MM)                     3Q02             ACTIONS       ACTIONS         VS. 3Q02
                          ----             -------       -------         --------
NPA - $                   $ 214             $ 214          $ 137           $ (77)
- %                         1.05%            1.02%          0.65%            (40) BP

NET CHARGE-OFFS           $  44             $  44          $  95           $  51
                            0.87%            0.84%          1.84%             97  BP

LLR / LOANS                 2.00%            2.00%          1.76%            (24) BP
LLR / NPAS                   191%             196%           269%             78  PCT PTS



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                                                               [HUNTINGTON LOGO]

LOAN LOSS RESERVE ADEQUACY - 9/30/02

LLR / LOANS

UNION BANC CAL                              2.40%
KEYCORP                                     2.37
HUNTINGTON                                  2.00
COMERICA                                    1.90
HIBERNIA                                    1.86
HUNTINGTON - 12/31/02                       1.76
M&T BANK                                    1.66
UNION PLANTERS                              1.54
NATIONAL CITY                               1.52
FIFTH THIRD                                 1.50
SOUTH TRUST                                 1.48
BANKNORTH GROUP                             1.47
AMSOUTH                                     1.45
ZIONS                                       1.45
REGIONS FINANCIAL                           1.43
COMPASS BANCSHARES                          1.41
MARSHALL & ILSLEY                           1.40
BB & T                                      1.36
FIRST TENNESSEE                             1.36
NATIONAL COMMERCE                           1.28
CHARTER ONE                                 1.14
    19 BHC MEDIAN X HBAN                    1.47

LLR / NPA

HIBERNIA                                     325%
BANKNORTH GROUP                              293
HUNTINGTON - 12/31/02                        269
FIFTH THIRD                                  267
NATIONAL COMMERCE                            255
COMPASS BANCSHARES                           230
AMSOUTH                                      201
ZIONS                                        201
SOUTH TRUST                                  198
HUNTINGTON                                   191
M&T BANK                                     177
BB & T                                       170
FIRST TENNESSEE                              161
MARSHALL & ILSLEY                            159
UNION BANC CAL                               157
CHARTER ONE                                  156
KEYCORP                                      146
NATIONAL CITY                                127
COMERICA                                     124
REGIONS FINANCIAL                            114
UNION PLANTERS                                94
   19 BHC MEDIAN X HBAN                      177

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                                                              [HUNTINGTON LOGO]

A STRONG 1.76% LLR/LOAN RATIO

-     REDUCED RISK PROFILE OF LOAN PORTFOLIO

      -     $500 MILLION REDUCTION IN SHARED NATIONAL CREDITS SINCE JUNE 30,
            2001

      - MUCH HIGHER CREDIT QUALITY OF AUTO LOAN AND LEASE PRODUCTION OVER LAST TWO YEARS WITH LOWER EXPECTED LOSSES

      - APPROXIMATELY 70% OF 2002'S LOAN GROWTH WAS IN LOW CREDIT RISK RESIDENTIAL REAL ESTATE AND HOME EQUITY LOANS

-     STRENGTHENED CREDIT CULTURE...FROM UNDERWRITING TO WORK OUT

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                                                               [HUNTINGTON LOGO]


                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE

   THIS PRESENTATION AND DISCUSSION, INCLUDING RELATED QUESTIONS AND ANSWERS,
        MAY CONTAIN FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN PLANS,
       EXPECTATIONS, GOALS, AND PROJECTIONS WHICH ARE SUBJECT TO NUMEROUS
                     ASSUMPTIONS, RISKS, AND UNCERTAINTIES.

   A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THOSE SET FORTH UNDER THE HEADING "BUSINESS RISKS" INCLUDED IN ITEM 1 OF HUNTINGTON'S ANNUAL REPORT ON
        FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AND OTHER FACTORS DESCRIBED FROM TIME TO TIME IN HUNTINGTON'S OTHER FILINGS WITH THE
   SECURITIES AND EXCHANGE COMMISSION, COULD CAUSE ACTUAL CONDITIONS, EVENTS,
         OR RESULTS TO DIFFER SIGNIFICANTLY FROM THOSE DESCRIBED IN THE
                           FORWARD-LOOKING STATEMENTS.

     ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DISCUSSION, INCLUDING
       RELATED QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE
              AT THE TIME OF THE DISCUSSION. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

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